Exhibit 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Lakeland Industries, Inc. (the “Company”) on Form 10-K for the year ending January 31, 2007 (the “Report”), I Gary Pokrassa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Pokrassa
Gary Pokrassa
Chief Financial Officer

April  12, 2007

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